Exhibit 99.1

CORPORATE GOVERNANCE GUIDELINES

OF THRESHOLD PHARMACEUTICALS, INC.

I. Purpose and Nature

The Board of Directors (the “Board”) of Threshold Pharmaceuticals, Inc. (the “Company”) has developed and adopted the following Corporate Governance Guidelines (the “Guidelines”). These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making at both the Board and the management level, with the objective of enhancing stockholder value over the long term. These Guidelines, along with the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, the charters of the Board committees and other corporate governance documents, provide the Company’s framework for corporate governance. These Guidelines are not intended to change any Federal or state law or regulation applicable to the Company, including the General Corporation law of the State of Delaware, any provisions of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, or any rule or regulation of any stock exchange. As the operation of the Board is a dynamic process, with the aid of the Nominating and Governance Committee, the Board will review these Guidelines periodically and may make changes from time to time as the Board may deem appropriate and in the best interests of the Company and its stockholders or as required by applicable laws and regulations. Finally, these Guidelines are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations.

II. Role of the Board

The Board is selected by the stockholders to provide oversight of, and strategic guidance to, senior management. The core responsibility of a Board member is to fulfill his or her fiduciary duties of care and loyalty and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. Service on the Board requires significant time and attention on the part of directors. More specifically, the Board has responsibilities to review, approve and monitor fundamental financial and business strategies and major corporate actions, assess major risks facing the Company and consider ways to address those risks, select and oversee management and determine its composition and oversee the establishment and maintenance of processes and conditions to maintain the integrity of the Company. Directors are expected to rigorously prepare for, attend, and participate in all Board and applicable Board committee meetings. Directors are also expected to attend, either in person or telephonically, the annual meeting of stockholders. Directors are expected to maintain an attitude of constructive involvement and oversight; they are expected to ask relevant, incisive and probing questions and require honest and accurate answers. Directors must act with integrity and are expected to demonstrate a commitment to the Company, its values and its business and to long-term stockholder value.

III. Board Composition

A. Director Qualifications. The Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees for director from the Nominating and Governance Committee. Accordingly, the Nominating and Governance Committee will review with the Board from time to time the appropriate skills and criteria required of directors and nominees for director in the context of the then current composition of the Board. With respect to nominees for director, the Nominating and Governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for such nominees. Instead, nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to their board duties.

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B. Nomination of Directors. The Board is responsible for nominating members for election to the Board. The Nominating and Governance Committee is responsible for identifying and evaluating director candidates in accordance with its charter and in light of the director qualifications set forth above, and recommending them for nomination by the Board.

C. Director Independence. It is the policy of the Company that the Board be composed of not less than a majority of independent directors, subject to any exceptions permitted by The NASDAQ Stock Market (“NASDAQ”) listing standards. In determining independence, the Board will consider the definition of independence set forth in the NASDAQ listing standards, as well as other factors that will contribute to effective oversight and decision-making by the Board.

D. Service on other Boards. The Board does not believe that its members should be prohibited from serving on boards or committees of other companies, and the Board has not adopted any guidelines limiting such activities. Directors should advise the Chairperson of the Nominating and Governance Committee in advance of accepting an invitation to serve on the board or board committee of another company. The Board and the Nominating and Governance Committee will take into account the nature and time involved in a directors’ service on other boards in evaluating the suitability of directors. Service on boards and board committees of other companies should be consistent with the Company’s conflict-of-interest policies.

E. Retirement Age, Term Limits, Size of Board. The Board does not believe it should establish mandatory retirement ages and term limits for directors nor any fixed Board size. While term limits and mandatory retirement ages could help to ensure that there are fresh ideas and viewpoints available to the Board, they present the disadvantage of losing directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and who, therefore, provide an increasing contribution to the Board as a whole. As an alternative, the Nominating and Governance Committee shall monitor Board composition for size, competence, relevant skills, diversity, collegiality and independence, and individual Board member performance, as appropriate. This will also allow each director the opportunity to confirm his or her desire to continue as a member of the Board. It is important that each Board member be aware that Board membership is not an entitlement.

F. Change in Director Status. The Board does not believe that a director who retires from or changes any professional position that he or she held when the director joined the Board should necessarily leave the Board. However, the Board, acting alone or through the Nominating and Governance Committee, intends to review whether the director continues to have sufficient time and attention to meet the responsibilities of Board membership and the continued appropriateness of the director’s Board membership under the specific circumstances presented by the retirement or change.

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G. Director Resignation Policy. Although according to the Company’s bylaws all elections are determined by a plurality of the votes cast, it is the Company’s policy that any nominee for director in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “withheld” from his or her election than votes “for” in such election) shall submit his or her offer of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee shall consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. The Board will then act on the Nominating and Governance Committee’s recommendation. Promptly following the Board’s decision, the Company will disclose that decision and an explanation of such decision in a filing with the Securities and Exchange Commission and a press release.

H. Selection of Chairperson of the Board, Lead Independent Director and CEO; Separation of Chairperson and CEO. The Board is free to make the selection of Chairperson of the Board (“Chairperson”), Lead Independent Director and Chief Executive Officer (the “CEO”) in the manner and upon the criteria that the Board deems appropriate at the time of the selection. Nothing herein requires that the Board select either a Chairperson or Lead Independent Director. The Board has no policy with respect to the separation of the role of Chairperson and CEO. Accordingly, the positions of Chairperson and CEO may be held by the same person; however, there may be circumstances that arise in the future that would lead the Board to separate these offices.

I. Lead Independent Director. The Board may, in its discretion, appoint a Lead Independent Director either in lieu of or in addition to a Chairperson of the Board. The Lead Independent Director, if there be such a position, shall be an independent director and shall exercise and perform such powers and duties as may be from time to time assigned to him or her by the Board.

IV. Board Meetings and Agenda

A. Agenda. In advance of each Board meeting, an agenda for such meeting will be sent to each director. Each director shall be free to suggest additional agenda items for a Board meeting or to raise at any Board meeting subjects that are not specifically on the agenda for consideration at subsequent meetings.

B. Distribution and Review of Materials. Board materials related to agenda items are provided to directors sufficiently in advance of Board meetings to allow directors to review and prepare for discussion of the items at the meeting. In some cases, due to timing or the sensitive nature of an issue, materials are presented only at the Board meeting.

C. Meetings. The Board holds regularly scheduled meetings throughout the year and holds additional meetings as necessary to carry out its responsibilities. Directors are expected to attend Board meetings and meetings of the Board committees on which they serve.

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D. Executive Sessions of Independent Directors. The independent directors (as defined under the NASDAQ listing standards) of the Company will meet at each regularly scheduled Board meeting in executive session, i.e., with no non-independent directors or management present. Executive sessions of the independent directors will be called and chaired by the Lead Independent Director, and if there is no Lead Independent Director, then the executive session may be chaired by the director, if any, designated by a vote of the independent directors in attendance. These executive session discussions may include such topics as the independent directors determine.

E. Access to Management. The Board and Board committees will have complete access to the Company’s management and employees. Any meetings or contacts that a director wishes to initiate may be arranged directly by the director or through the CEO. Directors will use their judgment to ensure that any contact with Company personnel is not disruptive to the Company’s operations, and will apprise the CEO of any material contact. The Board encourages the Company’s management to invite members of the Company’s management to Board meetings in order to (a) provide additional insight into matters discussed during the meeting or (b) expose to the Board key managers with future potential in the Company.

F. Retention of Advisors and Consultants. The Board, and each committee of the Board, shall have the authority to retain, at the expense of the Company, outside financial, legal or other advisors as they deem necessary or appropriate, in each case without consulting or obtaining the approval of any officer of the Company in advance. In addition, the Board’s standing committees have the specific authority in their respective charters with respect to the retention of, and seeking advice from, any advisors, all at the expense of the Company.

G. Strategic Planning. The Board reviews and, where appropriate, approves the Company’s major financial objectives, strategic and operating plans and actions.

H. Committee Reports. At each regular Board meeting, each committee that held a meeting subsequent to the last Board meeting and prior to the current Board meeting will present a brief summary of its committee meeting to the Board, including the principal subjects discussed and the conclusions and actions of the committee. In general, the chairperson of the appropriate committee will present such report.

V. Board Self-Evaluation; Board Education

A. Evaluation of Board Performance. The Nominating and Governance Committee from time to time will propose to the Board a process or processes for evaluation by the directors of the effectiveness and performance of the Board and each of its standing committees. Any such proposals will be implemented at the direction of the Nominating and Governance Committee.

B. Director Education. The Company will provide for director orientation for new directors that includes background material on the Company’s policies and procedures, meetings with senior management and visits to Company facilities. The Company may, from time to time, offer continuing education programs to assist the directors in maintaining the level of expertise to perform his or her duties as a director.

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VI. Director Compensation; Stock Ownership; Succession Planning; Evaluation of CEO

A. Review of Director Compensation. The Compensation Committee from time to time will periodically review non-employee director compensation and will make recommendations to the full Board. Non-employee director compensation will consist of an appropriate mix of cash and equity with a view to balancing the Company’s long-term strategy and risk management. A director who is an officer or employee of the Company shall not receive additional compensation for service as a director of the Company.

B. Stock Ownership. The Company encourages directors to own shares of the Company’s stock. However, the number of shares of the Company’s stock owned by any director is a personal decision and, at this time, the Board has chosen not to adopt a policy requiring ownership by directors of a minimum number of shares of Company stock.

C. Succession Planning. The Compensation Committee is responsible for periodically reviewing with the CEO the plans for succession to the offices of the Company’s executive officers. The succession planning process includes consideration of candidates who could assume the position of CEO in the event that he or she unexpectedly becomes unable to perform the duties of this position.

D. Formal Evaluation of the CEO. The Compensation Committee is responsible for reviewing and recommending corporate and individual goals and objectives relevant to the CEO’s compensation, evaluating the performance of the CEO in light of these goals and objectives, and recommending for determination and approval by the Board the compensation of the CEO based on this review (except to the extent that the Compensation Committee is responsible for setting certain of the CEO’s compensation). The results of this review are used by the Board in setting the CEO’s compensation.

VII. Board Committees

A. Committees. The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. From time to time the Board may establish a new committee or disband a current committee depending upon the circumstances.

B. Committee Member Selection. The Board will designate, on the recommendation of the Nominating and Governance Committee, the members and Chairperson of each standing committee, endeavoring to match the committee’s function and needs for expertise with individual skills and experience of the appointees to the committee. The membership of the Audit, Compensation and Nominating and Governance Committees shall consist solely of independent directors, as defined under the NASDAQ listing standards (except to the extent allowable under applicable NASDAQ listing standards). In addition, the members of the Audit and Compensation Committees shall also meet all other applicable criteria for independence under NASDAQ, SEC and/or other rules applicable to such committees.

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C. Committee Functions. The number and content of committee meetings and other matters of committee governance will be determined by each committee in light of the authority delegated by the full Board to the committee, the committee’s charter, if any, approved by the Board, and legal, regulatory, accounting or governance guidelines applicable to that committee’s function. All standing committees will operate pursuant to a written charter, which sets forth the authority responsibilities of the committee. The charters of all committees will be subject to periodic review and assessment by each committee and each committee shall recommend any proposed charter changes to the Board. The Company will provide to each committee access to employees and other resources to enable committee members to carry out their responsibilities. The full authority and responsibilities of each committee is fixed by resolution of the full Board and the committee’s charter, if any. The committees shall meet as often as they deem necessary to fulfill their responsibilities.

VIII. Confidentiality; Outside Communications

A. Confidentiality. Directors must protect and hold confidential all non-public information that comes to them, from whatever source, in their capacity as a director of the Company, unless disclosure is authorized or required by law. Proceedings and deliberations of the Board and its committees are confidential.

B. Outside Communications. The Board believes that management speaks for the Company. Because management appoints persons to interact with institutional investors, analysts, the press, and members of the public, individual directors ordinarily should not communicate directly with these constituencies about Company matters, unless requested to do so by the Board or management. However, the Board also believes that stockholders should have an opportunity to communicate directly with any director or any committee of the Board. The means of such communications with the Board shall be disclosed in the Company’s annual proxy statement.

IX. Review of Guidelines

The Nominating and Governance Committee will periodically review and assess the adequacy of these Guidelines and recommend any proposed changes to the Board for approval.

Adopted by the Board of Directors of Threshold Pharmaceuticals, Inc. on September 25, 2015.

Amended by the Board of Directors of Threshold Pharmaceuticals, Inc. on April 22, 2016.

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